NATIONWIDE MUTUAL FUNDS
Nationwide Large Cap Equity Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)

Supplement dated March 14, 2018
to the Summary Prospectus dated February 28, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a special meeting of the shareholders of the Nationwide Large Cap Equity Fund ("Fund") held on March 12, 2018, the shareholders voted to eliminate the Fund's fundamental investment restriction regarding diversification of investments, so that the Fund may operate as a "non-diversified" investment company. Effective immediately, the Summary Prospectus is amended as follows:

a.	The "Principal Investment Strategies" section on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in common stocks of large-cap U.S. companies, utilizing a value style of investing. In other words, the Fund seeks companies that may be trading at prices that do not reflect a company's intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that may be temporary. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large-cap companies. The Fund currently considers large-cap companies as those with market capitalizations similar to those of companies included in the Russell 1000® Index. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.
The subadviser focuses on estimating a company's value independent of its current stock price. To estimate a company's value, the subadviser concentrates on the fundamental economic drivers of the business. The primary focus is on "bottom-up" analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The subadviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the subadviser's estimate of a company's value differs sufficiently from the current market price, the company may be an attractive investment opportunity.
In constructing a portfolio of securities, the subadviser is not constrained by the sector or industry weights in the Fund's benchmark. The subadviser relies on individual stock selection and discipline in the investment process to add value and assigns the highest portfolio security weights to companies in which the subadviser has the highest level of conviction. The Fund is classified as a "non-diversified fund" under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. The subadviser may sell a security as it reaches the subadviser's estimate of the company's value; if it believes that the company's earnings, revenue growth, operating margin or other economic factors are deteriorating; or if it identifies a stock that it believes offers a better investment opportunity.

b.	Under the "Principal Risks" section on page 2 of the Summary Prospectus, Limited portfolio holdings risk is deleted in its entirety and replaced with the following:

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than other diversified funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE